                                                                   Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form
S-8) pertaining to the 2000 Equity Incentive Plan of American Italian Pasta
Company of our report dated November 5, 2003, with respect to the consolidated financial statements of American Italian Pasta Company included in its Annual
Report (Form 10-K) for the year ended October 3, 2003, filed with the Securities and Exchange Commission.

                                       /s/ Ernst & Young LLP

Kansas City, Missouri
May 10, 2004